UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 21, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99 INVESTOR PRESENTATION DATED 8-21-06

Section 8 — Other Events
Item 8.01. Other Events.
     On August 21, 2006, representatives of Superior Bancorp will make presentations at an investor conference using slides containing the information attached to this Form 8-K as Exhibit 99. We expect to use such slides, possibly with variations, at other investor presentations after that date.
Additional Information and Where To Find It
     The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do to from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     Kensington Bankshares Merger. The information contained in this Form 8-K may be deemed to be solicitation material with respect to the proposed merger between Superior Bancorp and Kensington Bankshares, Inc. On July 10, 2006, in connection with the pending merger, Superior Bancorp filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement / Prospectus relating to the merger. The Registration Statement was declared effective by the SEC on July 21, 2006, and the final Joint Proxy Statement / Prospectus has been mailed to stockholders of each company. STOCKHOLDERS OF SUPERIOR BANCORP AND OF KENSINGTON BANKSHARES, INC. ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
     Investors and security holders may also obtain free copies of the documents filed with the SEC (including any documents incorporated by reference) from the SEC’s website, www.sec.gov. Such documents may also be obtained from Superior Bancorp by contacting Tom Jung, Executive Vice President, at (205) 327-3547.
     Superior Bancorp, Kensington Bankshares and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Superior Bancorp’s directors and executive officers is available in the proxy statement for its 2006 annual meeting of stockholders, which is available on Superior Bancorp’s website at http://www.superiorbank.com/fs_investor_relations.html. Information regarding Kensington Bankshares’ directors and executive officers is available from http://www.1stkensington.com. Additional information regarding the interests of such directors

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and executive officers is included or incorporated by reference in the Joint Proxy Statement/Prospectus and the other relevant documents filed or to be filed with the SEC.
     Community Bancshares Merger. The information contained in this Form 8-K may be deemed to be solicitation material with respect to the proposed merger between Superior Bancorp and Community Bancshares, Inc. On August 8, 2006, Superior Bancorp filed a registration statement on Form S-4 with the SEC in connection with the proposed merger. That registration statement will contain a joint proxy statement/prospectus to be distributed to the respective shareholders of Superior Bancorp and Community Bancshares, Inc. in connection with their respective votes on the proposed merger. STOCKHOLDERS OF SUPERIOR BANCORP AND OF COMMUNITY BANCSHARES, INC. ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
     The joint proxy statement/prospectus will be mailed to the shareholders of each of Superior Bancorp and Community Bancshares, Inc. Investors and security holders may also obtain free copies of the documents filed with the SEC (including any documents incorporated by reference) from the SEC’s website, www.sec.gov. Such documents may also be obtained from Superior Bancorp by contacting Tom Jung, Executive Vice President, at (205) 327-3547, or from Community Bancshares, Inc. by contacting William H. Caughran, General Counsel, at (205) 429-1000.
     Superior Bancorp, Community Bancshares, Inc. and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Superior Bancorp’s directors and executive officers is available in the proxy statement for Superior Bancorp’s 2006 annual meeting of stockholders, which is available on Superior Bancorp’s website at www.superiorbank.com/fs_investor_relations.html. Information regarding Community Bancshares, Inc.’s directors and executive officers is available in Community Bancshares, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which is available at www.snl.com/Irweblinkx/doc.aspx?iid=1019667&did=2418355. Additional information regarding the interests of such directors and executive officers will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
Exhibit 99	Investor presentation of Superior Bancorp in use beginning August 21, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
Date: August 21, 2006	By:	/s/ Rick D. Gardner
Rick D. Gardner
Chief Operating Officer

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